Exhibit 99.2 Cabot Investor Day December 2, 2021

Safe Harbor Statement

This presentation contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the Company's strategy for growth, the future growth rates of our businesses and for our Battery Materials, Inkjet and E2C™ solutions product offerings, how we expect to achieve our growth targets, the benefits we expect from macroeconomic trends, the expected Reinforcement Materials capacity available from operational excellence and debottlenecking projects and when we expect additional capacity to be available, the range of price increases we expect of our reinforcing carbons products to cover environmental costs and the impact on tire prices, our product and application development activities, market position, when we expect capacity expansions to be completed, when we expect to provide disclosures aligned with TCFD, when we expect to consummate the disposition of our Purification Solutions business and complete the acquisition of our new plant in Tianjin, China, our strategy for achieving net zero carbon emissions by 2050, our expected financial performance and results and total shareholder return, our expected cash flows, including DFCF and uses of cash for, among other uses, our capital expenditures, key growth projects and their costs over our fiscal years period of 2022-2024, and our operating tax rate, are forward-looking statements. Forward-looking statements are based on our current expectations, assumptions, estimates and projections about Cabot's businesses and strategies, market trends and conditions, economic conditions and other factors. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions, and other factors, some of which are beyond our control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, our actual results could differ materially from past results and from those expressed in the forward-looking statement. Important factors that could cause our results to differ materially from those expressed in the forward-looking statements include, but are not limited to lower than expected demand for our products; the loss of one or more of our important customers; our inability to complete capacity expansions or other development projects; the timing of implementation and the enforcement of environmental regulations; our failure to develop new products or to keep pace with technological developments; patent rights of others; the timely commercialization of products under development (which may be disrupted or delayed by technical difficulties, market acceptance, competitors' new products, as well as difficulties in moving from the experimental stage to the production stage); changes in raw material costs; demand for our customers' products; competitors' reactions to market conditions; delays in the successful integration of structural changes, including acquisitions or joint ventures; the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries where we do business; and severe weather events that cause business interruptions, including plant and power outages or disruptions in supplier or customer operations. These factors are discussed more fully in the reports we file with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K.

Non-GAAP Financial Measures and Explanations of Terms Used

This presentation includes references to the following non-GAAP financial measures: adjusted EPS (earnings per share), adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBIT (earnings before interest, taxes), adjusted EBITDA, total segment EBIT and EBIT margins, adjusted ROIC (return on invested capital), adjusted RONA (return on net assets), DFCF (discretionary free cash flow) and operating tax rate. The definitions of these non-GAAP financial measures, reconciliations to the most comparable GAAP financial measures, and explanations of other terms used are provided in the Appendix to this presentation.

Cabot Corporation | Investor Day 2021 2

Today’s Agenda 11:00AM Performance Chemicals ‐Performance 9:30AM Welcome and Opening Remarks Additives Steve Delahunt Jeff Zhu VP, Treasurer and IR SVP and President, Performance Additives; President, Asia Pacific Region Winning Today and Creating for Tomorrow Sean Keohane Performance Chemicals ‐Formulated President and Chief Executive Officer Solutions Aaron Johnson ESG Leadership: Creating a More SVP and President, Formulated Solutions; Sustainable Future President, Purification Solutions Martin O’Neill Financial Framework SVP, SH&E, Government Affairs Erica McLaughlin Reinforcement Materials SVP and CFO Bart Kalkstein Closing Remarks SVP and President, Reinforcement Sean Keohane Materials; President, Americas Region President and Chief Executive Officer 10:30AM Q&A Session 12:00PM Q&A Session 10:50AM Break 3 Cabot Corporation | Investor Day 2021

Winning Today and Creating for Tomorrow Sean Keohane President & CEO Cabot Corporation | Investor Day 2021 | 4

Key Messages 1 2 3 4 5 Strong Execution Leading Businesses A Portfolio of High A Record of ESG A Strategy for Track Record with Durable Growth Vectors Leadership Breakout Value Advantages Creation Exceeded financial #1 or #2 in all of our Capitalizing on Driving circularity in Investing for commitments for specialty chemicals compelling macro operations and advantagedgrowth Advancing the Core businesseswith trends with strong partnering with with a continued focus strategy unparalleled global “Right to Win” positions customers to develop on returning excess footprint sustainable solutions cash to shareholders 5 Cabot Corporation | Investor Day 2021

1 Cabot at a Glance 4 FY’21 Financial Highlights Business Segments EBIT ($M) $329 FFo ou unded nded 1882 1882 $211 $652M 2 2 Reinforcement Materials Mark Marke ett Cap Cap ~$3.1B ~$3.1B $3.4B Adjusted Performance Chemicals Revenue 3 EBITDA Headqu Headquar artte errss Bos Bostton, on, MA MA Employ Employees ees ~4,500 ~4,500 #1 or #2 ~75% Business Revenue 4 Plan Plantt Loc Locaations tions 45 45 End Market Sectors Positions Outside U.S. Revenue (%) Consis Consistte en ntt Dividend Dividend 50+ 50+ Consecutiv Consecutive e Ye Yea arrss 14% His Histtor oryy Automotive OE 26% Replacement Tire 19% 22% 18% Infrastructure/Industrial Adj. EBITDA 3 Adj. ROIC Consumer/Other 3 38% Margin 1. Data as of year ended September 30, 2021; 2. Market cap as of November29, 2021; 3. Non‐GAAP measure –See Appendix; 4. Excludes Purification Solutions 6 Cabot Corporation | Investor Day 2021

Experienced and Diverse Global Management Team Sean Keohane Erica McLaughlin Bart Kalkstein Jeff Zhu Aaron Johnson President & Chief SVP & Chief Financial SVP & President, Reinforcement SVP & President, Performance SVP & President, Formulated Solutions; Executive Officer Officer Materials & Americas Region Additives& Asia Pacific Region President, Purification Solutions Diverse Strategy, M&A & Execution Financial Strategy and Execution Global Segment Leadership Global Segment Leadership Global Segment Leadership Expertise Martin O’Neill Patricia Hubbard Karen Kalita Art Wood Aled Rees SVP, Safety, Health & Environment SVP & Chief Technology SVP & General Counsel SVP & Chief Human SVP & President, Global Business and Government Affairs Officer Resources Officer Services&EMEA Region Diverse Sustainability Leadership Technology Leadership Strong Governance and M&A Talent Development, D&I, Culture Digital Transformation Expertise Leadership Team Positioned to Execute Our Strategy 7 Cabot Corporation | Investor Day 2021

Successfully Executed “Advancing the Core” Strategy Track Record of Strong Execution (2016 –2021) Divested Non‐Core Enhanced Operating Established a New Level Businesses & Reshaped Platform of Profitability Portfolio to Drive Growth 1 ◆ Announced Purification Solutions ◆ Commercial Excellence –strong ◆ Adjusted EPS CAGR of 12% since 2015, divestiture in 2021 customer‐centric culture supported by above target range of 7‐10% tools and data analytics 1 ◆ Divested Specialty Fluids business in 2019◆ Adjusted ROIC well in excess of WACC ◆ Global Business Services –greater 1 ◆ Invested to grow and strengthen our core ◆ Record Discretionary Free Cash Flow in standardization, scale and efficiency businesses fiscal 2021 ◆ Operational Excellence –increased ◆ Invested to develop new, high growth ◆ Returned 64% of Discretionary Free Cash reliability, quality and productivity 1 markets where we havea “right to win” Flow to Shareholders, well in excess of ◆ Digital Platform –automation of 50% target processes and enhanced data analytics ◆ Strong balance sheet and Investment Grade credit rating Delivered on Portfolio Changes, Operating Platform Updates and Financial Targets 1. Non‐GAAP measure –See Appendix 8 Cabot Corporation | Investor Day 2021

Strong Earnings Growth with High ROIC 1 1 1 1 Adjusted EPS Adjusted EBIT Adjusted EBITDA Adjusted ROIC +12% +10% +6% ($) ($M) ($M) ($M) CAGR CAGR CAGR $652 18% $5.02 $492 $470 $2.49 $286 8% FY2015 FY2021 FY2015 FY2021 FY2015 FY2021 FY2015 FY2021 Driven by Successful Execution of Strategy 1.Non‐GAAP measure –See Appendix 9 Cabot Corporation | Investor Day 2021

Leading Upstream Product Positions with Strategic Downstream Integration Core Performance Additives Reinforcing Specialty Fumed Carbons Carbons Metal Oxides # 1# 2# 2 Engineered Inkjet Specialty Battery Elastomer Colorants & Compounds Materials Composites Inks Strategic Downstream Formulations Enabling Unique Value Creation Potential 10 Cabot Corporation | Investor Day 2021

Leveraging Sustainable Competitive Advantages

How We Win

Unparalleled Global Footprint

- Exceptional Talent: global perspective with local expertise
- Leading Assets: Broad flexibility through global manufacturing network
- A "Best Operator" in China with strong footprint

Leadership in Sustainability

- Collaborate with customers to develop innovative, sustainable solutions
- Commitment to circularity in our operations
- *Newsweek* magazine "America's Most Responsible Companies 2022"
- *Investor's Business Daily's* 100 Best ESG Companies of 2021

Innovative Product Leadership

- Long history of innovation and strong brands aligned with favorable end markets
- #1 or #2 in all of our businesses
- Deep application knowledge to meet complex customer requirements
- Complementary upstream and downstream positions

Ability to Capitalize on High-Growth Markets

- Uniquely positioned with conductive carbon additive technology
- Well-positioned to capture high-growth opportunities
  - Lithium-ion batteries
  - Digital conversion of industrial printing applications
  - Evolving mobility landscape

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We Have Built an Unparalleled China Position in our Businesses

A "Best Operator" in China

- Long history of leveraging our in-country "make and sell" business model
- Well-established ecosystem of strong partner relationships
- Established connection to our customers – both local and multi-nationals
- Sustainability leadership
- Deep talent bench

Investments Have Driven Long-Term Profitability



1988
Initial investment in Shanghai
2004
FMO operations in Jiangxi
2005
Carbon black operations in Tianjin
2011
Masterbatch operations in Tianjin
2013
Carbon black operations in Xingtai
2017
Asia Technology Center in Shanghai
2019
FMO operations in Wuhai
2020
Acquired CNT producer Sanshun
18% CAGR
FY01
FY06
FY11
FY16
FY21
China EBIT[1]

1. Excludes global cost and corporate allocations outside of China

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Positioned to Capitalize on Key Macro Trends

Portfolio of High Growth Emerging Businesses

	Trends	Cabot Solutions
 **Changing Mobility Landscape**	• Shift to electric vehicles • Growth in global miles driven • Light-weighting to drive fuel economy & EV range • Sensors to enhance vehicle safety and capability	• **Battery materials** for EV li-ion batteries • **Specialty compounds** for EMI shielding • **E2C™** solutions for longer life tires
 **Increasing Focus on Sustainability**	• Customers are innovating to deliver more sustainable products • Increasing circularity of supply chains	• **Specialty compounds** for drip irrigation pipe • **Specialty carbons** for environmentally friendly dope dyed fiber • **Fumed Silica** for structural adhesives for wind turbine blades
 **Becoming a More Connected World**	• Digitalization of everything • Growth and upgrade of the power distribution infrastructure	• **Inkjet Colorants** for digital printing in packaging and commercial applications • **Specialty carbons** for high resolution displays and touchscreen applications • **Specialty carbons** for reliable power cables

High growth vectors

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Cabot is aRecognized Leader in Sustainability Expanded BOD Oversight Refreshed Emissions Sustainability with Dedicated & Expanded Our Goals & Human Reporting SHE&S Sustainability Rights Policy Committee Goals Strong SHE&S Renewal & UN Global Management & Compact Commitment to Looking Forward Responsibility Signatory Continuous Progress Sustainability is Integrated into AllWe Do 14 Cabot Corporation | Investor Day 2021

Independent Board Built to Support Strategy



Sue Rataj
Chairwoman
Former Chief Executive, BP Petrochemicals
Director Since: 2011



Dr. Cynthia Arnold
Former CTO, Valspar
2018



Douglas Del Grosso
President and CEO, Adient
2020



Juan Enriquez
CEO, Biotechonomy Ventures; Managing Director, Excel Venture Management
2005



Sean Keohane
President and CEO, Cabot
2016



William Kirby
Professor, Harvard Business School and Harvard University
Director Since: 2012



Michael Morrow
Former Partner, PwC
2017



Frank Wilson
Former CFO, PerkinElmer
2018



Dr. Matthias Wolfgruber
Former CEO, Altana
2014



Christine Yan
Former President of Asia and VP of Integration, Stanley Black & Decker
2019

Diverse Set of Expertise

- ✓ International
- ✓ Governance
- ✓ Strategy
- ✓ Operations
- ✓ Technology
- ✓ Automotive
- ✓ Specialty Chemicals
- ✓ Finance / Accounting

Strong Governance

~6 Years Average tenure

40% Gender and ethnic diversity

Sustainability – independent committee dedicated to safety, health, environment and sustainability matters

90% Independent with Independent Chairwoman

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OUR PURPOSE Creating materials that improve daily life and enable a more sustainable future 16 Cabot Corporation | Investor Day 2021 16

OUR STRATEGY Creating for Tomorrow We will leverage our strengths to lead in performance and sustainability —today and into the future. GROW INNOVATE OPTIMIZE Investing for Developing innovative Driving continuous advantaged growth. products and processes improvement in that enable a better future. everything we do. 17 Cabot Corporation | Investor Day 2021

Our Strategy | *Creating for Tomorrow*

Leveraging our strengths to lead in performance and sustainability—today and into the future

GROW

Investing for advantaged growth

- Leverage and expand global reach to support customers and capture growth
- Enhance product portfolio to drive improved margin profile
- Execute strategic, tuck-in acquisitions in key growth markets
- Invest in differentiated capacity expansions
- Investments guided by ROIC discipline

INNOVATE

Developing innovative products and processes that enable a better future

- Develop new products and processes that address sustainability opportunities
- Advance product portfolio to capture sales in higher margin, higher growth applications
- Focus on key areas of value chain to create maximum value
- Advance our application and formulation capabilities to deliver customer value

OPTIMIZE

Driving continuous improvement in everything we do

- Support customers through world-class manufacturing with an improved environmental footprint
- Deploy capital efficiently
- Lead in cost competitiveness
- Leverage digital technologies to improve efficiency and business performance
- Deliver effective global business services through scale, end-to-end process management and digital enablement

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2022 – 2024 Outlook

- Supportive market environment and positive macro trends
- High value **Performance Chemicals segment expected to grow volume 9-11%** with capacity additions, while **Reinforcement Materials expected to maintain steady volume growth of 2-3%**
- Expect EBIT CAGR of 50%+ in Battery Materials
- Expect adj. EPS[1] CAGR of **8-12% over the period**
- **Over $1B of DFCF[1]** to support growth investments and cash return to shareholders

Positioned to Deliver Strong Financial Performance & Create Breakout Value

Cabot Corporation | Investor Day 2021

1. Non-GAAP measure – See Appendix

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Creating for Tomorrow Path Ahead for Value Creation Pivoting to Higher Valuation Creation Roadmap Creating for Tomorrow Strategy (2022+) High growth vectors Battery Materials, Inkjet and E2C™ High Growth solutions Vectors Core Reinforcement Materials, Specialty Successfully Executed Carbons, Specialty Compounds, Advancing the Core Strategy Core Fumed Metal Oxides (2015‐2021) Divested businesses Core 1 Specialty Fluids, Purification Solutions Divested High Growth *Note: Size of bubbles illustrative of potential Vectors Legacy market value Lower Higher Profit Creating Value by Investing in Higher Growth, Higher Margin Businesses 1. Expected to close in the second quarter of fiscal 2022 20 Cabot Corporation | Investor Day 2021 Growth Rate

ESG Leadership: Creating a More Sustainable Future Martin O’Neill Senior Vice President ‐Safety, Health,& Environmentand Government Affairs Cabot Corporation | Investor Day 2021 | 21

ESG | Key Messages 1 2 3 4 Innovations for a Delivering World Driving Leading in ESG lower Carbon Class Performance Environmental Future Responsibly and Operational Excellence Portfoliooffersproducts Making progress A “best operator” in Long‐standing culture that solve ourcustomers’ against our 2025 our industries with the of sustainability; sustainability Sustainability goals technology, expertise continue to challengesand enable a and resources to provide visibility lower carbon future innovate for the future and transparency 22 Cabot Corporation | Investor Day 2021

ESG Leadership Provides Foundation for the Future Expanded BOD Oversight Refreshed Emissions Sustainability with Dedicated & Expanded Our Goals & Human Reporting SHE&S Sustainability Rights Policy Committee Goals Strong SHE&S Renewal & UN Global Management & Compact Commitment to Looking Forward Responsibility Signatory Continuous Progress Sustainability is Integrated into Every Facet of Our Business and Yielding Results 23 Cabot Corporation | Investor Day 2021

Our Innovative Chemistry Enables Sustainable Solutions

Sustainability Trends



Mobility
- Light weighting
- Extend tire life to reduce waste
- Low rolling resistance for fuel efficiency and EV range
- Li-ion batteries for EVs



Infrastructure
- Alternative energy sources
- Improved insulation
- Improved power distribution infrastructure for reliability



Consumer
- Digital printing
- Enabling recycling of plastics
- Fiber dying alternatives
- Aqueous pigment systems

Cabot Solutions



Specialty Carbons and Silicas
Enable significant light weighting



Reinforcing carbons & E2C™ solutions
Extend tire life and improve EV range



Conductive carbon additives & formulations
Drive performance of next-gen batteries



Fumed silica
Provides critical functionality for structural adhesives in turbine blades



Specialty carbon blacks
Energy efficient EPS foam insulation with lower thermal conductivity



Conductive carbons for power cables
For more efficient and reliable energy distribution



Inkjet colorants for digital printing
Consume less energy & enable more sustainable packaging



Specialty carbons
For dope dyed fiber, eliminating environmental effluents



Innovative formulations & compounds
Enable circularity and enhance recycling

Our Broad Portfolio Enables a Lower Carbon Future

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Circularity is Embedded in Our Operating Practices Raw Raw Pr Product oduct Materials/ Materials/ Feedstock of our carbon black Specific Specificaattion ion By By‐ ‐products products and fumed silica product lines are a by‐product of another production process Energy centers convert waste Re Recco ove verryy & & Ma Manuf nufaaccturing turing heat into useful energy at a R Re ecy cycling cling rate of 125% of energy purchased Innovating to increase use of recycled content Waste Waste Use Use Circularity Results in Broad Sustainability Benefits Cabot Corporation | Investor Day 2021 25

Making Progress with Broad Sustainability Focus Caringfor our people Buildinga better Acting responsibly and communities future together for the planet Cabot Corporation | Investor Day 2021 26

Caring for Our People and Communities

Objectives	2025 Targets	Progress	United Nations Sustainable Development Goals
Occupational Health & Safety	• Reduce injuries and significant process safety events by 50%	• Achieved 96% and 88% of our Personal Safety Goals – FY 2021 Global Total Recordable Incident Rate of 0.34 • Achieved 40% of our Process Safety Goal to reduce significant process safety events	3 GOOD HEALTH AND WELL-BEING 8 DECENT WORK AND ECONOMIC GROWTH
Retention, Diversity & Development	• Foster inclusion and support development • Increase diverse representation	• An inaugural sponsor of the Future of STEM Scholars Initiative (FOSSI) • Formed new employee resource groups, including the Black Employees and Allies United (BEAU) • 99% of leaders completed unconscious bias training	5 GENDER EQUALITY 8 DECENT WORK AND ECONOMIC GROWTH 10 REDUCED INEQUALITIES
Community Engagement	• 100% of our locations engaged with our communities • Invest $10M to help our communities thrive	• Engaged 91% of our sites in volunteering, site-level or Cabot Foundation donations • Supported essential workers and COVID-19 relief efforts • Contributed over $3M in support our communities over the last two years	4 QUALITY EDUCATION 11 SUSTAINABLE CITIES AND COMMUNITIES

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Building a Better Future Together

Objectives	2025 Targets	Progress	United Nations Sustainable Development Goals
Economic Value Generated and Distributed	• Invest $1B in capital and technology	• Achieved 36% of our goal • Completed strategic investments in our operating facilities and portfolio	8 DECENT WORK AND ECONOMIC GROWTH 9 INDUSTRY, INNOVATION AND INFRASTRUCTURE
Product Sustainability	• Assess sustainability impacts of our top product applications • 100% of our new products and processes will have a sustainability benefit	• Completed comprehensive life cycle analysis (LCA) of carbon black • Several priority LCAs underway • 100% of products have been evaluated for sustainability benefits • 62% of projects have sustainability benefit against 2025 goal of 100%	6 CLEAN WATER AND SANITATION 7 AFFORDABLE AND CLEAN ENERGY 9 INDUSTRY, INNOVATION AND INFRASTRUCTURE 11 SUSTAINABLE CITIES AND COMMUNITIES 12 RESPONSIBLE CONSUMPTION AND PRODUCTION 13 CLIMATE ACTION
Supplier Sustainability	• Engage our key suppliers on sustainability	• Suppliers acknowledge conformance with Cabot Supplier Code of Conduct • Driving reduction of GHG emissions in transportation network	10 REDUCED INEQUALITIES 13 CLIMATE ACTION 17 PARTNERSHIPS FOR THE GOALS

Cabot Corporation | Investor Day 2021 28

Acting Responsibly for the Planet

Objectives	2025 Targets	Progress	United Nations Sustainable Development Goals
Environmental Compliance	• 100% of facilities certified with an environmental management system	• 76% of our locations have achieved external certification	11, 12, 13
Emissions	• Reduce GHG intensity by 20% • Reduce NO_X emissions intensity by 50% • Reduce SO_2 emissions intensity by 40%	• Achieved 77% of our GHG intensity goal • Achieved 82% of our NO_X and 36% SO_2 intensity reduction goals	3, 11, 13
Energy	• Export 200% of energy imported • Reduce energy intensity by 10%	• Exported 125% of amount of energy imported on path to achieve 200% • Achieved 81% of our energy intensity reduction goal	7, 9, 11, 12, 13
Waste & Spills	• Reduce waste disposal from operations by 20% and ultimately eliminate manufacturing waste	• Reduced waste generation rate by 7% from 2019 levels • Increasing beneficial reuse of manufacturing waste streams	11, 12
Water	• Reduce water withdrawal intensity by 20%	• Identified our sites located in high-risk water basins • Completed pilot water risk assessment	6, 14

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A Leader in ESG Transparency

A strong culture of leadership in sustainability enables us to differentiate ourselves

Committed to Transparency	
CDP – Driving Sustainable Economies	Disclosures on energy and emissions to CDP (formerly Carbon Disclosure Project) published annually since 2010 – latest rating of B
GRI	Have issued sustainability reports in accordance with GRI Standards since 2010
SASB	Included Sustainability Accounting Standards Board (SASB) framework beginning in 2019
TCFD	Completed assessment according to the Task Force for Climate-related Financial Disclosures (TCFD) guidelines in 2020
The Global Compact – We Support	Proud signatory to UN Global Compact since 2015

Awards and Recognition	
Platinum 2021 ecovadis Sustainability Rating	Achieved Platinum rating for sustainability from EcoVadis in 2021; Cabot ranked among top 1% of chemical companies
America's Most Responsible Companies 2022 Newsweek	Named one of America's Most Responsible Companies 2022 by *Newsweek* magazine; This is the third consecutive year of recognition for Cabot.
Investor's Business Daily 2021 Best ESG Companies	Recognized as one of *Investor's Business Daily's* 100 Best ESG Companies of 2021
ERJ Top 10 Elastomers for Sustainability	E2C™ solutions recognized by *European Rubber Journal* in their inaugural Top 10 Elastomers for Sustainability (E4S) initiative in 2020

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Our Net Zero Ambition We support the objectives established by the Paris Climate Agreement and will set ambitious goals to enable us to achieve net zero carbon emissions by 2050 TTrranspar ansparency ency Our Our Pa Patth hw wa ayy Our Our Appr Approach oach u Continued transparency of our u We will work with the Science Based Targets u Continue to drive process yield improvements accomplishments and climate strategy initiative (SBTi) to develop interim targets on and optimization to reduce Scope 1 emissions through public reporting our path to achieve net zero carbon u Invest in opportunities to further enhance emissions by 2050 u Disclosures aligned with waste heat recovery and increase the use of u Our pathway to 2050 will focus on: renewable energy in our operations to reduce ꟷ CDP (2010) Scope 2 emissions ꟷ Optimizing existing technologies ꟷ SASB (2019) u Increase circularity in our operations with use ꟷ Improving energy efficiency ꟷ TCFD (2022) of reclaimed carbon, recycled polymers and ꟷ Maximizing the use of renewable alternative feedstocks energy u We will accelerate our efforts to explore the ꟷ Advancing new technology innovations advancement of existing as well as new and innovative technologies to our unique network of plants We Expect to Achieve Net‐Zero in 2050 through Collaboration, Innovation and Public Policy Cabot Corporation | Investor Day 2021 31

ESG | Key Takeaways Enabling a lower carbon future by delivering products 1 that address sustainability challenges Progressing against our 2025 Sustainability goals 2 Driving circularity and resource conservation across our 3 operations A leader in our industry through transparency and a 4 vision for the future 32 Cabot Corporation | Investor Day 2021

Reinforcement Materials Bart Kalkstein SVP and President, Reinforcement Materials President Americas Region Cabot Corporation | Investor Day 2021 | 33

Reinforcement Materials | Key Messages

1

Global Leader with Robust Cash Generation

Global footprint serving leading tire and industrial rubber products customers generating strong EBITDA returns and cash flows

2

Durable Earnings with Plans to Grow

Strong operator with opportunity to expand leading capacity share

3

Supportive Industry Structure

Limited capacity additions and cost passthrough mindset support pricing that generates returns on sustainability investments

4

Sustainable Solutions for the Mobility Evolution

Engineered Elastomer Composite (E2C™) solutions drive better performance and enable incorporation of sustainable materials for new EV fleet

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Reinforcement Materials at a Glance

Key Products

- Reinforcing carbons provide durability to rubber goods
- E2C™ solutions deliver higher levels of rubber performance

Industry Environment

- Long-term reinforcing carbon demand CAGR of 2-3% globally, with strongest growth rates in Southeast Asia at 4-5% annually
- Limited supply-side capacity expansions announced leading to tightening industry utilization
- Stricter environmental requirements increasing barriers to entry
- Business is largely make-in-region, sell-in-region, thus insulated from global supply chain disruptions

Competitive Landscape[1]



Cabot
Comp A
Comp B
Comp C
Comp D
Others
Cabot is the Industry Leader
(Capacity MT)

Competitive Advantages:

- Broad global footprint to best serve global customers and help regional customers expand
- Technology leadership for efficient production and high-performance products
- Energy centers that produce power with no additional emissions
- Investment in E2C™ solutions as differentiated growth platform for the future

Key Applications

Tires



Auto Weather-Stripping



Belts, Hoses, Seals



Mining Equipment



1. Source: Notch Carbon Black World Data Book; Cabot estimates; Competitors include: Birla, Black Cat, Orion, Tokai

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Attractive Network of Global Assets 1 19% 1 1 39% EMEA 42% Americas Asia u 20 plantsglobally u Aligned with customers and world reinforcing carbons growth u Significant economies of scale;superior cost competitiveness The Right Assets in the Right Places 1. Percent of FY’21 revenue 36 Cabot Corporation | Investor Day 2021

Rubber Applications Using Reinforcing Carbons 1 Reinforcing Carbons for Rubber Applications Industrial Products 21% O.E. O.E. Light Vehicle 14% 23% (LV) Tires 35% Heavy 2021 Light Industrial Non‐ Commercial Auto Auto Vehicle Rubber Industry Vehicle 52% 48% Other Tires Products Volumes Tires Tires 17% Replacement Replacement 86% 77% Heavy Commercial Vehicle (HCV) Tires 27% Replacement Demand Primary Driver for Tire Applications; New Auto Builds Key Driver for Industrial Products 1.Source: LMC World Tyre Forecast Service; Cabot estimates 37 Cabot Corporation | Investor Day 2021

Parc Shows Smooth, Steady Replacement Growth; Global Recessions Temporary with Rapid Recovery 1 1 1 Vehicle Parc Tire Production Vehicle Production 2.3% 3.2% 4.5% (M) China (M) (M) Global CAGR Global CAGR Global CAGR (2021‐2026) (2021‐2026) (2021‐202~40% 6) 2,250 110 1,800 100 2,000 1,600 China 90 China 1,750 China 1,400 ~20% 80 ~30% ~40% 1,500 1,200 70 1,250 1,000 60 50 1,000 800 40 750 600 30 500 Rest of World 400 Rest of World Rest of World Rest of World 20 250 200 10 0 0 0 China Continues to be Major Player in Auto and Tire Production 38 Cabot Corporation | Investor Day 2021 1. Source: LMC World Tyre Forecast Service ; Periods 2022‐2026 forecasted amounts

Strong Profitability and Cash Generation 1 Segment EBIT Segment EBITDA Excess Cash +10% +9% +15% 2 ($M) ($M) CAGR CAGR CAGR Generation ($M) $399 $329 $298 $226 $182 $143 FY2015 FY2021 FY2015 FY2021 FY2015 FY2021 Funding Company Growth Projects and Return to Shareholders 1. Non‐GAAP measure –See Appendix 39 Cabot Corporation | Investor Day 2021 2. Excess Cash generation = EBITDA –Total Segment CAPEX

Strong Execution Driving Performance

Commercial Excellence

- Leading supply position with key global tire accounts
- Evolution of pricing formulas based on market conditions (e.g., DCA[1])
- Product mix emphasis on higher value tread and industrial product grades

Margin Contribution
by Region of Sale



Asia Pacific
EMEA
Americas
5-7% CAGRs
2015
2021

Operational Excellence

- Added ~150,000 MT of capacity through debottlenecking and OEE[2] improvements in last five years
- Higher rates, lower OQ[3], greater availability all drive OEE[2] performance
- Additional capacity helps support Performance Chemicals growth

OEE Improvement



+5 points
2017
2021

Yield and Energy Management

- Continuous improvement program drives product yields up and CO_2 intensity down
- Expanded energy center production at several sites
- Nearly doubled energy center revenues since 2015

Energy Center Revenue



12% CAGR
2015
2021

Cabot Corporation | Investor Day 2021

1. Delivered Cost Adjustment 2. Overall Equipment Effectiveness 3. Off Quality

40

Capital Efficiency Will Drive Future Growth Continued OEE Cilegon, Indonesia Inorganic Improvements Expansion Opportunities u Additional 100,000+ MT can u Fastest growing region, u Increase scale and market be unlocked through structurally short supply of share in strategic operational excellence and carbon black, brownfield geographies low capital debottlenecking expansion with competitive u Targeting assets with projects cost structure strong base technology u Globally distributed, low u Project slowed down due u Attractive investments with capital cost, improves to COVID‐19 opportunity to upgrade economies of scale u Anticipate capacity u Additional capacity supports available in 2024 growth in Batteries, Specialty Carbons and Compounds 41 Cabot Corporation | Investor Day 2021

Proven Ability to Pass through Environmental Costs Environmental Costs Drive Price . . . But Impact to Tire Manufacturer . . . And Cabot Has Demonstrated Increases in Carbon Black . . . Economics are Modest . . . Ability to Pass Costs through u Significant SO , NO reductions enabled u Completed air emissions projects at 2 X through investments in air emissions Pampa, TX and Canal, LA plants in the US Gross Margin Fixed Cost equipment 31% 35% u Currently working on air emissions Typical u Our leadership in China provides a strong project at Ville Platte, LA plant 17‐inch experience base in building and u Price increases have enabled us to grow SUV Tire operating air emissions equipment 1 North America RONA % since 2015 Price u CO costs driven by emission trading 2 Carbon Black Cost markets 3% Other Variable Cost 35% u Price increases to cover costs and an investment return can be in 25% range 1. Non‐GAAP measure –See Appendix 42 Cabot Corporation | Investor Day 2021

Electric & Hybrid Vehicle Growth Expected to Change Tire Markets ~17% LV Tire Light Vehicle Light Vehicle Percent of Tire Sales to ~33% ~10% 1 1 Hybrid & Electric Production 1 Production Percent Production PARC Percent of Parc in 2026 Hybrid & Electric (M) Hybrid & Electric (M) (M) in 2026 in 2026 120 2,000 BEV 1,600 EV 1,800 EV 100 Hybrid 1,400 1,600 EV Hybrid 1,200 1,400 Hybrid 80 1,000 1,200 60 1,000 800 800 600 40 600 400 ICE ICE ICE 400 20 200 200 Tires for EV and Hybrid Vehicles will Drive Growth for Reinforcement Materials 1. Bloomberg NEF and Cabot Analysis 43 Cabot Corporation | Investor Day 2021 EV: Battery Electric Vehicle, Plug‐in Hybrid

Well‐Positioned to Benefit from Macro Trends Auto Industry Tire Industry Cabot’s Reinforcing Impact on Trends & Challenges Trends & Challenges Materials Opportunity Cabot Solutions Higher torque Quicker replacement Growth in volume Changing Move Battery weight Higher wear Better mix Mobility to EVs Lower noise Performance rubber Material innovation Landscape Longer range Lower rolling resistance Growth in silica Growing Circular economy Sustainable materials targets Material innovation Increasing Environmental TM Desire to reduce footprint Desire to reduce footprint E2C solutions Focus on Awareness Sustainability Growth of Becoming a Growth in miles driven Higher replacement rates Growth in volumes Autonomous More High frequency tire use New tire needs Potential innovations Vehicles and Ride Connected Sharing World 44 Cabot Corporation | Investor Day 2021

Innovations Focused on Sustainable Product, Process and Downstream Solutions

Material Innovations

Designing for performance, sustainability and circularity:

- Biobased additives
- Novel morphology additives
- Reclaimed carbon



PERFORMANCE
ECONOMIC
RELIABLE
QUALITY
CONSISTENT
SUSTAINABLE
Cabot Engineered Advantage

Process Innovations

Developing process technologies:

- Reducing GHG emissions
- Increasing energy capture
- Enabling use of sustainable feedstocks

E2C™ Solutions

Introducing next generation Engineered Elastomer Composites:

- Better rubber performance
- Enable use of sustainable elastomers and additives

Cabot Corporation | Investor Day 2021 45

Engineered Elastomer Composites (E2C™) Solutions Provides Long Term Growth Platform

Next Growth Platform Following Batteries and Inkjet

Ultra-Large Mining Tires



Benefits

- Higher truck productivity
- Increased mine output
- Reduced End-of-Life tire waste

Long-Haul Truck Tires



Benefits

- Improved fuel efficiency
- Longer tire life & reduced downtime
- Lower fleet operating costs

Performance EV Tires



Benefits

- Durable, lightweight tires
- Increased vehicle range
- Lower vehicle total cost of ownership

Sales Growth

Today | 2025-26 | 2030+

Cabot Corporation | Investor Day 2021

46

Reinforcement Materials | Key Takeaways Global Leader With Robust Cash Generation Right assets in the right places and an experienced team 1 delivering strong execution Durable Earnings Base with Plans to Grow Limited industry capacity expansions provide 2 opportunity for advantaged M&A Supportive Industry Structure Pricing structures with pass‐through cost formulas 3 provide platform for managing environmental costs Sustainable Solutions for the Mobility Evolution Transition to EVs presents opportunity for growth, 4 TM including future E2C development 47 Cabot Corporation | Investor Day 2021

Q&A 48 Cabot Corporation | Investor Day 2021

Break 49 Cabot Corporation | Investor Day 2021

PERFORMANCE CHEMICALS Jeff Zhu Aaron Johnson SVP and President, SVP and President, Formulated Performance Additives; Solutions; President, President, Asia Pacific Region Purification Solutions Cabot Corporation | Investor Day 2021 | 50

Performance Chemicals | Key Messages 1 2 3 4 5 Breadth of Product Top Tier Macro‐Driven Portfolio of High Potential for Manufacturing, Technologies and Demand Positions Growth, High Significant Value R&D and Manufacturing Segment for Margin Businesses Creation Commercial Outsized Growth Footprint Capabilities Strong positions in Strong growth across Leading market Strong capabilities Global footprint and Battery Materials and provide for business geographies driven by positions, attractive value chain integration Inkjet for Packaging, continuityand enable positive demand growth rates and enable differentiated which are projected to inflection due to products with high premium value offerings provide significant propositions increasing barriers to entry growth opportunities electrification, digitalization and sustainability trends 51 Cabot Corporation | Investor Day 2021

Performance Chemicals Financial Performance Volume Segment EBIT +4% +3% GDP+ volume growth (KMTs) ($M) CAGR CAGR despite headwinds driven by external environment $211 $178 Continued to invest in areas with significant growth potential Delivered fiscal 2021 1 EBITDA of $284M as growth investments start to take hold FY2015 FY2021 FY2015 FY2021 Invested to be Positioned to Drive Significant Growth 1. Non‐GAAP measure –See Appendix 52 Cabot Corporation | Investor Day 2021

Performance Chemicals Exposure is Well‐Balanced 1 End Market Exposure Products enable wide range of functionalities; ubiquitous in everyday life Transportation Infrastructure / Asia 26% Industrial Resilient demand across many attractive applications 44% Diverse customer base: 3,000+ EMEA customers globally Consumer / 30% Other Globalend markets and applications: 1,000+ products Cabot Corporation | Investor Day 2021 1. Exposure based on FY’21 Revenue 53

Globally Distributed Sales and Production Facilities

Recent Growth Investments

- **Specialty Carbons:** Xuzhou, China acquisition and capacity conversion
- **Battery Materials:** Tianjin, China conversion and Zhuhai, China CNT acquisition
- **Fumed Metal Oxides:** Capacity expansions in Wuhai, China and Carrollton, KY, USA
- **Specialty Compounds:** Cilegon, Indonesia capacity expansion



26%[1]
Americas
32%[1]
EMEA
42%[1]
Asia
Specialty Carbons
Specialty Compounds
Fumed Silica

1. Percent of FY'21 revenue

Cabot Corporation | Investor Day 2021

54

Performance Chemicals

Portfolio of attractive specialty businesses

Performance Additives

Specialty Carbons

- Products deliver color, conductivity and UV protection
- Leading position in conductive carbon additives critical to lithium-ion battery market
- Capacity additions enable growth and regional optimization towards meeting customer demand

Fumed Metal Oxides

- Versatile performance additives used in range of applications (e.g., adhesives, food, coatings and pharmaceuticals)
- High-margin business with attractive industry structure
- Scarcity of feedstock, expertise and scale create significant barriers to entry
- Diverse set of GDP+ growth end markets

$796M	$232M	29%
Revenue	EBITDA	EBITDA Margin

Fiscal 2021

Formulated Solutions

Specialty Compounds

- Growing, high-RONA formulation business focused on black masterbatches and conductive compounds
- Serves a wide range of industries including auto, agriculture, infrastructure, and packaging
- Unique backward integration and global footprint
- Well-positioned to deliver sustainable innovations and capture macro-driven growth

Inkjet

- A leading global supplier of water-based dispersions to the inkjet market with ~30% share
- Developing a market leading position in the commercial & emerging packaging segments
- Opportunity for 25%+ annual EBIT growth through 2024

$352M	$52M	15%
Revenue	EBITDA	EBITDA Margin

Fiscal 2021

Cabot Corporation | Investor Day 2021 55

SPECIALTY CARBONS Jeff Zhu SVP and President, Performance Additives; President, Asia Pacific Region Cabot Corporation | Investor Day 2021 | 56

Performance Chemicals

Portfolio of attractive specialty businesses

Performance Additives

Specialty Carbons

- Products deliver color, conductivity and UV protection
- Leading position in conductive carbon additives critical to lithium-ion battery market
- Capacity additions enable growth and regional optimization towards meeting customer demand

Fumed Metal Oxides

- Versatile performance additives used in range of applications (e.g., adhesives, food, coatings and pharmaceuticals)
- High-margin business with attractive industry structure
- Scarcity of feedstock, expertise and scale create significant barriers to entry
- Diverse set of GDP+ growth end markets

$796M	$232M	29%
Revenue	EBITDA	EBITDA Margin

Fiscal 2021

Formulated Solutions

Specialty Compounds

- Growing, high-RONA formulation business focused on black masterbatches and conductive compounds
- Serves a wide range of industries including auto, agriculture, infrastructure, and packaging
- Unique backward integration and global footprint
- Well-positioned to deliver sustainable innovations and capture macro-driven growth

Inkjet

- A leading global supplier of water-based dispersions to the inkjet market with ~30% share
- Developing a market leading position in the commercial & emerging packaging segments
- Opportunity for 25%+ annual EBIT growth through 2024

$352M	$52M	15%
Revenue	EBITDA	EBITDA Margin

Cabot Corporation | Investor Day 2021

57

Specialty Carbons

Specialty Carbons at a Glance

Overview

- Global elevated growth driven by electrification, infrastructure, digitalization
- EV penetration accelerating as automakers shift to EVs
- Continued pull for expanded additive performance and functionality in existing and emerging applications
- Customers demanding products from responsible suppliers with demonstrated track record on sustainability
- High industry utilizations yield favorable returns

Competitive Landscape


Cabot
Others
2021E Volume[1]
Comp A
Comp B

Competitive Advantages:

- A leading global producer of specialty carbons
- Most comprehensive global conductive carbon portfolio, including carbon black, carbon nanotubes and nanostructures
- Downstream integration accelerates innovation and commercialization

Key Industries

Industrial/Infrastructure




- MV/HV Cables
- Pressure Pipes
- Industrial Coatings

Automotive




- Batteries
- Plastics/Synthetic Fiber
- Coatings

Consumer




- Displays
- ESD/Electronics
- Synthetic Fiber

Advanced Product Functionality:

Conductivity, UV resistance, processibility, jetness, blue undertone, tint strength, rheology control, optical density, CO_2 adsorption, reinforcement

1. Source: Cabot estimates; Competitors include: Birla, Orion

Cabot Corporation | Investor Day 2021

58

Specialty Carbons

Creating for Tomorrow by Addressing Key Macro Trends

Macro trends position business for outsized growth

Specialty Carbons Solution

Changing Mobility Landscape

- Broad conductive carbon additives portfolio positions business as a leader in EV lithium-ion batteries
- Specialized carbons for enhancing performance in automotive and electronic applications

Increasing Focus on Sustainability

- A leader in UV-resistant and clean semiconductive carbons for clean water and power distribution applications
- A leader in carbons for synthetic fiber, resulting in increased use of dope-dye process to eliminate environmental effluents

Becoming a More Connected World

- CNT and CNS provide high conductivity at low loading, enabling smaller and lighter components, and providing EMI shielding
- A world-leader in carbons for high resolution display and touchscreen applications requiring higher performance

Key Investments in China and Battery Materials Position Us to Capture Significant Future Growth

+~50,000 metric tons

Xuzhou, China acquisition and conversion

Anticipated online in fiscal 2022

+~30,000 metric tons

Tianjin and Zhuhai, China Battery capacity expansion (CNT & Carbon Black)

Anticipated online in fiscal 2022-2024

Cabot Corporation | Investor Day 2021

59

Specialty Carbons Strong Underlying Growth with Competitive Advantages Resilient Macro trends Well‐positioned Sales to 6 of top 8 demand battery makers driving growth for EV expansion Driven by broad product Mobility, Sustainability A leading manufacturer with With new product programs portfolio with diverse and Connectedness broad suite of conductive progressing at all of them benefits in everyday underpinning demand carbon additives for batteries products inflection Potential to Create Significant Shareholder Value 60 Cabot Corporation | Investor Day 2021

SPOTLIGHT ON BATTERY MATERIALS WITHIN SPECIALTY CARBONS Cabot Corporation | Investor Day 2021 | 61

Battery Materials Vehicle Electrification Drives Need for Li‐ion Batteries Global Passenger Vehicles annual sales u EVs with lithium‐ion batteries expected to have >50% (inmillions) share of global passenger vehicles sold in 2035 100 1 u Manycountries and companies supporting EV growth 90 80 ꟷ Biden administration’s EV goal shoots for half of new car sales 70 in the U.S. to be electric by 2030 60 50 ꟷ In China, goal of ~40% of vehicles sold to be electric by 2030 40 ꟷ GM aims to end sales of gas and diesel vehicles by 2035 30 20 ꟷ VW expects half of its sales from BEVs by 2030; ~100% of new 10 vehicles in major markets expected to be zero‐emission by 0 2040 2015 2020 2025 2030 2035 ICE BEV Source: Bloomberg NEF BEV: Battery Electric Vehicle & Plug‐in Hybrid ICE: Internal Combustion Engines& Hybrid Strong EV Market Growth Expect >30% CAGR 2021‐2030 1. Sources: Thomson Reuters; Volkswagen 62 Cabot Corporation | Investor Day 2021

Battery Materials Conductive Carbon Additives (CCAs) Market Expected to Grow ~30% CAGR Accelerating Battery Demand Increasing Global Conductive Carbon Additives 1627 (CCA) Demand (GWh) MT 950 80,000 26% CAGR 2020‐2027 345 60,000 280 Carbon Black (Powder) 45 60 40,000 2020 2030 20,000 North America Europe Asia Pacific 0 2020 2021 2022 2023 2024 2025 2026 2027 500,000 u Lithium‐ion battery growth expected totranslate 400,000 35% CAGR 2020‐2027 into significant CCA demand 300,000 Carbon Nanotubes (Dispersions) u Battery demand expected to grow across all regions, 200,000 as battery manufacturers install global capacity 100,000 0 2020 2021 2022 2023 2024 2025 2026 2027 Source: Cabot Internal Assessment Source: ABB Sponsored report, March 2021, by Automotive from Ultima Media 63 Cabot Corporation | Investor Day 2021

Battery Materials

Conductive Carbon Additives are a Critical Component for Lithium-ion Batteries

Conductive carbon additives connect active materials within the electrode for efficient and durable charge transfer

- ~1% dosage in weight
- Less than 2% of total cost

Provide optimized conductivity (short- and long-range)

Enable good lithium-ion diffusion


Li^+
ē

Specialty Carbons & Carbon Nanotubes (CNTs)

From Legacy to Next Generation Technologies, EV Batteries Require Conductive Carbon Additives

Cabot Corporation | Investor Day 2021

64

Battery Materials

We Have "Right to Win" in CCAs for Li-ion Batteries

Broad spectrum of CCA product portfolio

- Portfolio includes specialty carbons, CNTs and carbon nanostructures, including blends that provide enhanced performance, and fumed alumina
- Broad and comprehensive CCA portfolio

Global manufacturing footprint is a strong value proposition

- Customers more focused on supply security
- U.S. and EU governments emphasizing local supply chains
- Strong customer engagement through local commercial and technical support

Strong R&D commitment in new material development for next-gen batteries

- Low Cobalt Cathode
- Dry Process
- Aqueous Process
- Silicone Carbon Anode
- CCAs are critical in all the above technologies


LITX®
Carbon Blacks
ENERMAX™
CNTs
EV LIB Pack
CNS
Carbon Nanostructure
SpectrAl®
Fumed Alumina

CCA in Cathode & Anode, Alumina for Separator and Cathode

Cabot Corporation | Investor Day 2021 65

Battery Materials Expanding Our Global Footprint Billerica, MA, USA Botlek, Netherland Tianjin, China Shanghai, China Pampa, TX, USA Zhuhai, China Canal, LA, USA 5 ManufacturingSites 3 R&D/Technology Centers 6 Commercial & Technical Support Sites Strong Reputation with Global Network and Scale 66 Cabot Corporation | Investor Day 2021

Battery Materials Strategic Investments Have Enabled Strong Growth to Date and Expected in the Future Completed $100M CNT acquisition in April 2020 1 ◆ Purchased #2 CNT manufacturer in China with extensive experience in CNT dispersions ◆ Enhanced product offerings to battery customers ◆ Strengthened our position in formulating blends and making dispersions Plans for capacity expansions ◆ $105Mplanned for additional 30,000 MT capacity over the next three years 2 Announced acquisition in November 2021 of plant in Tianjin , China ◆ Plans to convert units for making battery materials ◆ Increases capacity to enable future growth Doubled Revenue Year over Year in Fiscal 2021 Source: 1. Cabot Internal Assessment, Cnano public company filings 67 Cabot Corporation | Investor Day 2021 2. Expected to close in the second quarter of fiscal 2022

Battery Materials Positioned to Win with 50%+ Forecasted EBIT CAGR Over Next 3 Years ~30% 10‐year Distinguished Global network to Performance anticipated market commercial position enable expansion track record demand CAGR Commercial sales to 6 of top 8 Manufacturing plants, R&D Delivered FY21 EBITDA in Strong demand for CCA battery makers with new facilities and commercial and $15‐$20M range as expected product programs progressing technical experts to support driven by lithium‐ion at all 8; broad product offerings customers batteries for EVs with specialty carbons, CNTs, CNS, fumed alumina Battery Materials Expected to be Significant Growth Driver for Cabot 68 Cabot Corporation | Investor Day 2021

FUMED METAL OXIDES Cabot Corporation | Investor Day 2021 | 69

FMO

Fumed Metal Oxides at a Glance

Overview

- Global, GDP+ growth driven by building & construction, digitalization, and alternative energy
- Scarcity of feedstock, expertise and scale create significant barriers to entry
- Customers demanding products from suppliers with sustainable supply chains
- Increasing industry utilizations and growth in upstream industry yield favorable investment environment

Competitive Landscape


Cabot
Others
2021E Volume[1]
Comp B
Comp A

Competitive Advantages:

- Leading global producer of fumed silica
- #1 in China, the largest and fastest growing market for fumed silica
- Strong fence-line partnerships in silicone value chain, a GDP+ industry and largest consumer of fumed silica

Key Industries

Industrial/Infrastructure




- Bonding pastes
- Adhesives & Composites
- Elastomers

Automotive




- Structural Adhesives
- Silicone Elastomer
- Sealant & Coatings

Consumer




- Silicone Elastomers & DIY Sealants
- Chemical mechanical planarization (CMP)
- Digital Printing

Advanced Product Functionality:
Rheology control, reinforcement, optical transparency, polishing, surface tension control, anti-blocking, flow aid, catalyst support, tribocharging control

1. Source: Cabot estimates; Competitors include: Evonik, Wacker

Cabot Corporation | Investor Day 2021

70

FMO

Creating for Tomorrow by Addressing Key Macro Trends

Macro trends position business for strong growth

FMO Solution

Changing Mobility Landscape

- Fumed silica and fumed alumina are enabling technologies in certain battery applications
- Leading products and investing in new capacity to supply additives into auto structural adhesives

Increasing Focus on Sustainability

- #1 supplier of fumed silica into wind blade bonding paste application
- Fumed silica manufacturing sites are part of efficient and symbiotic integrated fence-line partnerships

Becoming a More Connected World

- Fumed silica is a recognized standard in CMP slurries; state-of-the-art process technology to produce unique particles
- Fumed silicas and fumed silica dispersions are enabling digital printing, additive manufacturing, mass customization

Capacity Expansions Position Us to Capture Future Growth

+5,000-8,000 metric tons expansion

China

Anticipated online in fiscal 2024

Cabot Corporation | Investor Day 2021

71

FMO Highly Profitable Business with Strong Forecasted Growth Macro trends support Attractive industry High‐margin and Leading position Sustainability‐focused GDP+ demand growth structure growing business in China products Direct linkage to silicone Few global players, high entry Clean power expected to Our deep application Silicone capacity increasing market, accelerating growth barriers with limited drive wind turbine growth; #1 knowledge and customer disproportionately, and we at ~1.5‐2x GDP feedstock, fence‐line supplier of fumed silica into partnerships drive demand are well positioned to capture partnerships and circularity in wind blade bonding paste durability with significant growth with planned operations growth opportunity expansions 72 Cabot Corporation | Investor Day 2021

SPECIALTY COMPOUNDS Aaron Johnson SVP and President, Formulated Solutions; President, Purification Solutions Cabot Corporation | Investor Day 2021 | 73

Performance Chemicals

Portfolio of attractive specialty businesses

Performance Additives

Specialty Carbons

- Products deliver color, conductivity and UV protection
- Leading position in conductive carbon additives critical to lithium-ion battery market
- Capacity additions enable growth and regional optimization towards meeting customer demand

Fumed Metal Oxides

- Versatile performance additives used in range of applications (e.g., adhesives, food, coatings and pharmaceuticals)
- High-margin business with attractive industry structure
- Scarcity of feedstock, expertise and scale create significant barriers to entry
- Diverse set of GDP+ growth end markets

$796M	$232M	29%
Revenue	EBITDA	EBITDA Margin

Formulated Solutions

Specialty Compounds

- Growing, high-RONA formulation business focused on black masterbatches and conductive compounds
- Serves a wide range of industries including auto, agriculture, infrastructure, and packaging
- Unique backward integration and global footprint
- Well-positioned to deliver sustainable innovations and capture macro-driven growth

Inkjet

- A leading global supplier of water-based dispersions to the inkjet market with ~30% share
- Developing a market leading position in the commercial & emerging packaging segments
- Opportunity for 25%+ annual EBIT growth through 2024

$352M	$52M	15%
Revenue	EBITDA	EBITDA Margin

Fiscal 2021

Cabot Corporation | Investor Day 2021 74

Specialty Compounds Plastics Industry Value Chain Ingredients Formulation Product ◆ Specialty carbons tailored for specific end‐◆ Close connectivity to OEM allows quick ◆ Finished products manufacturing applications response to changing needs ◆ Pulls next‐gen materials in response to ◆ Rapid new product development to drive market needs and trends growth and value capture Masterbatch/ Polymer/resin Conversion Compound concentrate OEM Specialty carbon Cabot Participation Cabot is Uniquely Positioned to Deliver Solutions to Serve Downstream Market Needs 75 Cabot Corporation | Investor Day 2021

Specialty Compounds

Specialty Compounds at a Glance

Overview

- End-users from diverse set of GDP+ markets
- Customer base consolidating and looking for global partners
- Highly fragmented landscape with consolidation opportunities
- End-user demand for sustainability is accelerating
- Cabot has the scale and capability to differentiate

Competitive Landscape


Cabot
Comp A
Comp B
Comp C
Comp D
Comp E
Others
Black Masterbatch Volume[1]

Competitive Advantages:

- Focused on black: largest global manufacturer of black masterbatch (MB) with low-cost, high-throughput assets
- Strong brand and customer loyalty built on black plastics expertise
- Only backward-integrated MB supplier capturing market asymmetries and integrated site economics

Key Industries

Automotive



Agriculture



Infrastructure



Consumer / E&E



Packaging



1. Source: AMI CY20; Competitors include: Ampacet, Avient, Hubron, MDI, RTP

Cabot Corporation | Investor Day 2021

76

Specialty Compounds

Winning by Combining High RONA[1] with Growth

30%+ RONA driven by high asset turns

[**EBIT %** (low-double-digits)] X [**Asset Turns** (low-to-mid 3s)] = **RONA** (30%+)

Variable margin growth well in-excess of GDP



Index 2015=100
2015
2016
2017
2018
2019
2020
2021
Cabot Variable Margin
Global GDP

*Source: CBT internal financial records and IMF WEO April 2021

- An industry-leading RONA driven by high asset turns
  - Capital efficiency
  - Working capital management
- Proven growth well in-excess of GDP
  - Strategic markets
- **Strategy:** continue to balance strong RONA and growth to drive long-term performance

1. Non-GAAP measure – See Appendix

Cabot Corporation | Investor Day 2021 77

Specialty Compounds

Creating for Tomorrow by Addressing Key Macro Trends

Well-positioned to benefit from macro trends

Specialty Compounds Solution

Changing Mobility Landscape

- Formulations designed for engineering thermoplastics to enable metal replacement in high-performance vehicle applications to improve fuel efficiency and extend EV range
- ESD[1] masterbatches and compounds for fuel systems and vehicle components to deliver safety, design flexibility and reduce weight

Increasing Focus on Sustainability

- Formulations with recycled polymers, post-industrial carbon black, and reclaimed carbon to promote circularity
- Custom masterbatches for drip irrigation, pressure pipe, agriculture film and geomembranes to enable improved water conservation and support more sustainable farming

Becoming a More Connected World

- Carbon nanostructure masterbatches for EMI shielding to enable lighter and more flexible electronics and electrical components
- ESD[1] masterbatches and compounds for E&E components and packaging to protect sensitive items and reduce customer costs

Key Investments Position Us to Capture Significant Growth Opportunity

+~20,000 metric tons

Cilegon, Indonesia

Anticipated online in fiscal 2023

[1]Note: Electro-static-dissipative

Cabot Corporation | Investor Day 2021

78

Specialty Compounds Partner of Choice for Customers Seeking to Innovate Successful engagement with a polymer producer paying off Customer Success Story Customer Background Large, global polymer producer looking to take engineering solutions for automotive applications to the next level Cabot Solution Powered by wide range of carbon particles and innovation capabilities –collaborated with customer teams in Europe and Asia to develop formulations in targeted applications while exploring next‐gen solutions for trends such as mobility and communication Customer Result ◆ Expanded geographically from two to four regions over 4 years –doubling product offering and diversifying portfolio ◆ Increased revenues from $1.0M to $5.8M in same time period Validation Supplier Innovation Award in 2021 out of ~350 strategic suppliers 79 Cabot Corporation | Investor Day 2021

Specialty Compounds Robust Business Potential with 10%+ Annual EBIT Growth Expected Over Next 3 Years Continue strong Leverage recent Increase sustainability Expand Explore further organic demand bolt‐on in new product capacity bolt‐on growth acquisitions development acquisitions Operational improvements Focused on growth in target To expand participation in To meet needs of an evolving To extend capabilities and fuel plus investment in Indonesia markets including auto, Americas and Southeast Asia sustainability‐focused future growth (expected completion in infrastructure, and consumer customer base 2023) to meet growing demand Delivering Strong Growth and RONA 80 Cabot Corporation | Investor Day 2021

INKJET Cabot Corporation | Investor Day 2021 | 81

Inkjet Inkjet Production Printing Industry Value Chain Dispersion is a critical control point in formulation design Ingredients Formulation Product ◆ Leverage expertise and intellectual ◆ Multiple dispersion platforms facilitates ◆ Pulls next‐gen products in line with property in carbon black and particle accelerated product development system and market requirements treatment ◆ Close partnership with OEM ink teams delivers business longevity and performance improvements Formulation Control Points Black and Color Pigment OEM Inkjet Colored Pigment Dispersions Printer Specialty Carbon OEM Ink Formulation Printer / Converter Cabot Participation Uniquely Positioned in Inkjet Industry Value Chain 82 Cabot Corporation | Investor Day 2021

Inkjet

Inkjet at a Glance

Overview

- Major trend away from analog to digital printing supports shorter runs allowing more customization and less waste
- Commercial printing is now ~20% digital due to smaller run printing for books and customization of other print
- Packaging in early stages of shift to digital and represents significant growth opportunity; Corrugated packaging expected to be first market to shift
- Inkjet has larger share (at expense of laser) in office/consumer due to work-from-home trend

Competitive Landscape



2021 Revenue[1]
Cabot
Comp A
Comp B
Comp C
Comp D
Other

Competitive Advantages:

- Only player in proprietary "small molecule" technology
- Broadest technology platform
- Incumbency at leading OEMs in Corrugated Packaging

Key Segments

Packaging



Commercial



Office



Work-from-home



1. Source: Cabot estimates; Competitors include DIC, FFIC, Kao, Orient

Cabot Corporation | Investor Day 2021

83

Inkjet Shift from Analog to Digital Creates Significant Opportunity for Inkjet Technology Shift from analog to digital Case Study: Commercial Printing u Facilitates shorter print run lengths u Technology has reached an inflection point and is poised to grow aggressively with less waste over next 5 years as digital printing takes hold in segments like book printing, direct mail and brochures u Meets increased demand for customization u Inkjet volumes in commercial printing have more than doubled since 2017 and are expected to more than double again by 2025 u Enables more efficient supply chains with print‐on‐demand and lower Commercial print volumes with inkjet technology 1600 working capital 1400 Inkjet technology enables shift 1200 1000 u Quality, productivity and cost 800 600 u Compelling sustainability benefits due 400 to inherently less waste and reduced 200 use of organic inks 0 2017 2019 2021 2023 2025 Dispersion Performance Has Been a Key Enabler to Drive Digitization 84 Cabot Corporation | Investor Day 2021 Impressions (bn A4)

Inkjet

In a Leading Position as Corrugated Packaging Starts Digital Adoption

- Packaging market is >5x size of commercial, office, and work-from-home combined
- Digitization journey for packaging has begun and corrugated sub segment is expected to be first to convert
- Pigment dispersion: strong cost & performance control point
- Five OEMs have launched or announced presses where Cabot is specified for ink - Cabot is tracking ~50% market share and in a position to maintain that level going forward
- Expect digital penetration in corrugated to hit ~10% in 2027 from ~1% today resulting in ~50% growth through 2027 (CAGR)



Cabot view of OEM share in 2027 for post-print corrugated


OEM1
OEM2
OEM3
OEM4
OEM5
OEM6
OEM7
OEM8
Other
Cabot launched/specified
Cabot lead candidate

OEMs include: Bobst, Canon, EFI, Hanway, HP, Koenig & Bauer, Wonder, Xeikon

Cabot Corporation | Investor Day 2021

*Images provided by Koenig & Bauer / Koenig & Bauer | Durst

85

Inkjet

Winning in Packaging: Leveraging Capabilities and Breadth of Technology

	Solution	Early Engagement	Competitive Advantage
Major established analog OEM launching water-based inkjet presses	IP-protected surface modified technology adopted due to unique interaction between dispersion chemistry and pre-coat technology	Enabled advantaged position to get specified into formulations	Winning through strong technical competitive advantage combined with customer engagement
Established digital OEM launching water-based packaging presses	IP-protected "EPD"[1] technology adopted due to designed interaction with formulation and alignment around pricing roadmaps	Critical in establishing Cabot as go-to development partner	Connecting ink formulation with dispersion design

Early incumbency at OEMs creates durable competitive advantage as systems are designed around dispersion choice

1. Encapsulated Polymer Dispersion

Cabot Corporation | Investor Day 2021

86

Inkjet Digitization in Commercial and Packaging Driving Potential for Transformative Growth Digitization drives Commercial and Investments for increased High‐growth, significant inkjet packaging segments capacity aligned with high‐RONA demand driving growth demand growth business Revenue expected to grow Leading position due to technical Expect to spend $55M in capex Anticipate 25%+ EBIT 20%+ CAGR from FY21‐FY24 capabilities and breadth; tracking over next 3 years to increase scale growth (CAGR) from 50%+ share in corrugated of existing U.S. facility and begin FY21‐FY24 with 30%+ RONA packaging work on next manufacturing location Inkjet Expected to Deliver Strong Growth and RONA 87 Cabot Corporation | Investor Day 2021

Performance Chemicals – Looking Ahead

Differentiated opportunities enable 9-11% expected volume CAGR

Specialty Carbons
- Xuzhou capacity addition
- Broad conductive carbon portfolio benefitting from macro trends

Battery Materials
- Rapid growth of EVs
- Complete CCA portfolio
- Global footprint
- Capacity additions
- 50%+ expected EBIT CAGR

Fumed Metal Oxides
- GDP+ end market growth
- Attractive industry structure
- Strategic plant locations and capacity additions

Specialty Compounds
- Unique downstream position
- Capacity addition in Asia
- An industry-leading RONA
- 10%+ expected EBIT CAGR

Inkjet
- Capacity additions to meet rapid growth in commercial and packaging segments
- 25%+ expected EBIT CAGR

Well-Positioned to Deliver 12-15% EBIT CAGR from 2021-2024

Cabot Corporation | Investor Day 2021 88

Financial Framework Erica McLaughlin SVP & CFO Cabot Corporation | Investor Day 2021 | 89

Financial Update | Key Messages 1 2 3 4 1 Capital Allocation Strong Execution Disciplined Step up in DFCF is Priorities Focused Resulted in Robust Balance Sheet Expected toFund on Accelerating Financial Results Management Strategic Bolt‐on Growth and through Fiscal 2021 Enables Growth Acquisitions and Creating Strategy Shareholder Shareholder Value Returns 1. Discretionary Free Cash Flow 90 Cabot Corporation | Investor Day 2021

Robust Financial Performance 1 1 1 1 Adjusted EPS Adjusted EBIT Adjusted EBITDA Adjusted ROIC +12% +10% +6% ($) ($M) ($M) ($M) CAGR CAGR CAGR $652 18% $5.02 $492 $470 $2.49 $286 8% FY2015 FY2021 FY2015 FY2021 FY2015 FY2021 FY2015 FY2021 Driven by Successful Execution of Strategy 1.Non‐GAAP measure –See Appendix 91 Cabot Corporation | Investor Day 2021

Significant Improvement in Net Working Capital Net Working Capital Days Net Working Capital ($M) 600 120 $535 $501 $485 77 $466 $459 500 100 $434 66 64 63 61 400 80 52 $289 46 300 60 $72 $70 $57 200 40 $50 $45 $45 $40 100 20 0 0 2015 2016 2017 2018 2019 2020 2021 2015 2016 2017 2018 2019 2020 2021 : September 30th A/R + Inventory –AP/Accruals Defined as: 5Q Average NWC (A/R + Inventory –AP/Accruals) / Sales x 365 days : WTI $ per barrel as of September 30th u Significant reduction in inventory levels u Working Capital Rule of Thumb u Past Dues reduced from 6% to 2% ꟷ $1 change in oil prices = ~$5M of working capital u Successfully improved supplier payment terms Lower Days Largely OffsetHigher Oil Prices and Growth in the Business 92 Cabot Corporation | Investor Day 2021

Uninterrupted Dividend Payment Dividends Per Share $1.60 $1.40 Dividend Dividend Yield Payout Ratio $1.20 Cabot 2.8% 28% $1.00 Peers 1.3% 19% $0.80 $0.60 $0.40 $0.20 $0.00 Consistent Dividend Payment for Over 50 Years with Regular Increases for an Industry‐Leading Dividend Yield 93 Cabot Corporation | Investor Day 2021 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Returned over $1B to our Shareholders 2015‐2021 Cumulative Dividends and Share Repurchases Diluted Shares Outstanding ($M) $1,200 64.0 $1,000 62.0 $800 60.0 $600 58.0 $400 56.0 $200 $0 54.0 2015 2016 2017 2018 2019 2020 2021 2015 2016 2017 2018 2019 2020 2021 1 u Dividends and repurchases totaled 64% of DFCF from FY’15‐21 u Reduced share count by 10% since 2015 Dividends and Repurchases Remain a Core Part of Our Capital Allocation Framework 1. Non‐GAAP measure –See Appendix 94 Cabot Corporation | Investor Day 2021 Diluted Shares Outstanding (M)

Disciplined Balance Sheet Management 1 2 Net Debt/Adjusted EBITDA Key Financial Metrics 2.4x 1 Adjusted EBITDA $652M 1.9x 1.7x 1.5x 1.5x 1.3x 1.5x Cash Balance $168M Gross Debt $1,162M 1 DFCF $353M 2015 2016 2017 2018 2019 2020 2021 Liquidity/Credit Ratings Maturity Profile ($M) u Significant liquidity ($1.3B); $1B untapped credit revolver $400 $300 u 2022 bonds expected to be refinanced in fiscal Q3 FY22 $200 u Committed to maintaining Investment Grade credit rating (S&P: BBB Stable; Moody’s: Baa2 Stable) $100 $0 2021 2022 2023 2024 2025 2026 2027 2028 2029 1.Non‐GAAP measure –See Appendix 2. As of 9/30/2021 95 Cabot Corporation | Investor Day 2021

Capital Allocation Framework Supports Creating for Tomorrow Growth Strategy High Confidence, Bolt‐on M&A Grow Dividend Share Repurchases Maintain Financial High Return Flexibility u Disciplined approach u Continued support of u Access market Investments to M&A opportunities a growing dividend opportunistically u Committed to u Prioritize with incremental Investment Grade u Focused on bolt‐ons u Maintain an investments in high‐ purchases credit rating that enhance industry‐leading growth businesses, performance of dividend yieldu 5 million shares u Long‐term Net Debt Battery Materials, 1 existing businesses authorized to Adj. EBITDA Inkjet Packaging target of 2.0x ‐2.5x Disciplined Execution with a Flexible Balance Sheet 1. Non‐GAAP measure –See Appendix 96 Cabot Corporation | Investor Day 2021

3‐Year Outlook for Business Segments Reinforcement Materials Performance Chemicals Volume CAGR 2‐3% 9‐11% EBIT CAGR 5‐9% 12‐15% Average CapEx Per Year ~$130M ~$140M Focused on maintenance and Focused on growth capital in compliance capital and added differentiated spaces, such as capacity in Indonesia batteries and inkjet packaging Positioned to Grow at or above Market 97 Cabot Corporation | Investor Day 2021 1.Non‐GAAP measure –See Appendix

Driving Growth across the Portfolio 1 Total Segment EBIT ($M) $85 –$105 $685‐$755 Building on Record Results $50 –$100 $550 u Leveraging our advantaged positions across our businesses u Delivering growth in differentiated end markets, such as batteries and inkjet packaging u Driving sustainability across everything we do Well‐Positioned to Drive EBIT Growth across Our Businesses 1. Non‐GAAP measure –See Appendix 98 Cabot Corporation | Investor Day 2021

Capital Expenditures

Investing in our high growth businesses, *Creating for Tomorrow*

Capex Targets and Focus Areas

- Anticipate ~$125M per year of maintenance and compliance capital spending
- Ensure we maintain our world-class assets for reliable supply to customers
- Focused on high-return projects where we have an advantaged position
- Total capex spend expected to be $200M - $300M per year for the next 3 years

Key Growth Projects	2022-2024 Capex
Performance Chemicals | Performance Additives	
Specialty Carbons & Battery Materials Growth - Xuzhou acquisition 50,000 metric tons of additional capacity	**~$27M** ($30M spent to date)
Expansion of Battery Capacity (CNTs and CB) 30,000 metric tons of additional capacity	**~$105M**
FMO Capacity Expansions in China 5,000 to 8,000 metric tons of capacity	**~$30M**
Performance Chemicals | Formulated Solutions	
Inkjet Capacity Expansion More than double capacity	**~$55M**
Reinforcement Materials	
Carbon Black Capacity Expansion in Cilegon, Indonesia ~80,000 metric tons of capacity	**~$60M**

Investments to Support Growth Funded from Operating Cash Flow

Cabot Corporation | Investor Day 2021

99

3‐Year Consolidated Financial Targets Reflect new level of Earnings and Cash Flow KEY MACRO DRIVERS & CAGR ASSUMPTIONS 1 Global GDP 3‐4% 6 Adjusted EPS CAGR 8‐12% 2 Tire Production 3% 3 Auto Builds 8% Discretionary Free Cash Flow $1B+ over 3 years 6 4 (DFCF) Polymer Demand (Plastics) 5‐6% 5 Lithium‐ion Battery Demand 30%+ Average Capex Per Year $200M‐300M Inkjet Packaging 50%+ Oil Prices Forward curve Foreign Currency Exchange Rates Current rates 6 Operating Tax Rate 26‐29% Driven by Strong Base Businesses and High Margin Growth Opportunities 1. Source: IMF; 2.Source: LMC; 3. Source: IHS; 4. Source: AMI; 5. Source: Bloomberg; 6. Non‐GAAP measure –See Appendix 100 Cabot Corporation | Investor Day 2021

1 Discretionary Free Cash Flow (DFCF) Robust and Growing DFCF generation Annual DFCF ($M) $450M u Generated $223M of DFCF on average per year from $353 2015‐2020 1 $223 u Strong underlying Adj. EBITDA drove step‐up in DFCF starting in 2021 u Expect DFCF to grow to $450M in FY’24 as we execute our Creating for Tomorrowstrategy FY'15‐FY'20 2021 2022 2023 2024 – Growing operating cash flow from higher EBITDA – Moderating changes in net working capital as compared to 2021 as oil prices level out ($M) 2015‐2020 2021 Cash Flow from Operating Activities $380 $257 – Similar levels of maintenance and compliance capital expected Less: Changes in Net Working Capital $43 ($222) Less: Sustaining & Compliance Capital Expenditures $114 $126 Discretionary Free Cash Flow (DFCF) $223 $353 $1B+ of DFCF Expected to be Generated over Next Three Years 101 Cabot Corporation | Investor Day 2021 1.Non‐GAAP measure –See Appendix

Compensation Programs Aligned with Targets Short‐term Incentive Program Adjusted EBIT, Net Working Capital Days, Discretionary Free Cash Flow Long‐term Incentive Program Adjusted EPS, Adjusted RONA Continuous improvement expected in ESG performance aligned with our 2025 goals Align Compensation with Execution of Business Strategy and Reward Measurable Results 102 Cabot Corporation | Investor Day 2021

M&A Opportunities

STRATEGIC FOCUS AREAS

Accretive bolt-on acquisitions to support strategy could drive incremental growth above targets

- Capability and capacity acquisitions in high growth segments
  - Batteries
  - Inkjet Packaging
  - Conductive Carbons
  - Black Masterbatch
- Increase scale in attractive carbon black segments and geographies
- Access to technologies related to Sustainable Materials, Batteries, Conductive Materials

INVESTMENT CRITERIA

Growth and/or Margin Enhancing	Accretive to Earnings
Strengthens Business Competitive Position	ROIC[1] > Cost of Capital within 3-5 years

1. Non-GAAP measure – See Appendix

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Financial Framework | Key Takeaways Strong Execution Resulted in Robust Financial 1 Results through 2021 Disciplined Balance Sheet Management Enables 2 Growth Strategy Capital Allocation Priorities Focused on Accelerating 3 Growth and Creating Stakeholder Value 1 Step up in DFCF Expected to Fund Strategic 4 Acquisitions and Shareholder Returns 1.Non‐GAAP measure –See Appendix 104 Cabot Corporation | Investor Day 2021

CLOSING REMARKS Sean Keohane President & CEO Cabot Corporation | Investor Day 2021 | 105

Looking Ahead Core businesses Elevated growth Advantaged Creating for remain well levels driven by growth Tomorrow positioned for high potential investments strategy calls for growth product lines funded by strong further integrating cash flow and sustainability in balance sheet everything we do 106 Cabot Corporation | Investor Day 2021

Q&A 107 Cabot Corporation | Investor Day 2021

Appendix 108 Cabot Corporation | Investor Day 2021

Use of Non‐GAAP Financial Measures This presentation includes references to adjusted earnings per share (EPS), total segment EBIT, segment EBITDA, adjusted EBITDA,adjusted return on invested capital (ROIC), discretionary free cash flow (DFCF) and operating tax rate, which are non‐GAAP measures. Reconciliations of Adjusted EPS to net income (loss) per share attributable to Cabot Corporation, the most directly comparable GAAP financial measure, Total Segment EBIT, Total Segment EBITDA, and Adjusted EBITDA to income (loss) from continuing operations before income taxes and equity in earnings of affiliated companies, the most directly comparable GAAP financial measure of each such non‐GAAP measure, operating tax rate to effective tax rate, the most directly comparable GAAP financial measure and Free Cash Flow and Discretionary Free Cash Flow to Cash flow from operating activities, the most directly comparable GAAP financial measure, are included in the following slides. Cabot does not provide an expected GAAP EPS range or reconciliation of the Adjusted EPS range with an expected GAAP EPS rangebecause, without unreasonable effort, we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains andlosses, costs associated with future restructurings, acquisition‐related expenses and litigation outcomes. These items are uncertain, depend on various factors, and could have a material impact on GAAP EPS in future periods. This presentation includes forecasted “total segment EBIT” but does not include a reconciliation to the most directly comparableGAAP financial measure income (loss) from continuing operations before income taxes and equity in earnings of affiliated companies because, without unreasonable effort, we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains and losses, costs associated with future restructurings, acquisition‐related expenses and litigation outcomes. This presentation also includes our forecast of the range of our “operating tax rate” which represents the tax rate on our recurring operating results. This rate excludes discrete tax items, which are included in the effective tax rate. Discrete tax items are comprised of (i) unusual or infrequent items, (ii) items related to uncertain tax positions, and (iii) other tax items, such as the impact from the timing of losses in certain jurisdictions and cumulative tax rate adjustments. The operating tax rate also excludes the impact of the items of expense and income we identify as certain items on both our operating income and the tax provision. Management believes that the operating tax rate is useful supplemental information because it helps our investors compare our tax rate year to year on a consistent basis andtounderstand what our tax rate on current operations would be without the impact of these items. Cabot does not provide a forward‐looking reconciliation of the operating tax rate range with an effective tax rate range because, without unreasonable effort, we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains and losses, costsassociated with future restructurings, acquisition‐related expenses and litigation outcomes. These items are uncertain, depend on various factors, and could have a material impact on the effective tax rate in future periods. To calculate “Discretionary Free Cash Flow” we deduct sustaining and compliance capital expenditures and changes in Net Working Capital from cash flow from operating activities. To calculate “Free Cash Flow” we deduct capital expenditures as disclosed in the consolidated statement of cash flows (as Additions to property, plant and equipment) from cash flow from operating activities. 109 Cabot Corporation | Investor Day 2021

Use of Non‐GAAP Financial Measures Explanation of Terms Used EBITDA Margin by product line is calculated by dividing estimated net income (loss), including depreciation and amortization, by estimated revenues Adjusted return on net assets (“adjusted RONA”) by product line presented for the Performance Chemicals segment is calculated by dividing the twelve months’ estimated adjusted net income (loss) (a non‐GAAP numerator) by adjusted net assets (a non‐GAAP denominator). In the numerator, we estimate the product line’s portion of Segment EBIT, a GAAP measure, and reduce that by estimated allocations of interest income and expense, unallocated corporate costs and general unallocated income and expense. The denominator consists of estimates of our year‐end operating assets for the product line, which are: net property, plant and equipment; adjusted net working capital; and investments in equity affiliates. Net Working Capital ‐The term “net working capital” includes accounts receivable, inventory and accounts payable and accrued expenses. 110 Cabot Corporation | Investor Day 2021

Non‐GAAP Reconciliations Adjusted EPS 1 Per Share/Fiscal Year FY2021 FY 2015 Net income (loss) per share attributable to Cabot Corporation $ (5.49) $ 4.34 Less: Net income (loss) per share from discontinued operations 0.02 ‐ Net income (loss) per share from continuing operations (5.51) 4.34 Less: Certain items per share and dilutive impact of shares (8.00) (0.68) Adjusted earnings per share $ 2.49 $ 5.02 1. Amounts have been recast to reflect the retrospective application of the Company’s election to change its inventory valuation method of accounting for its U.S. carbon black inventories from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method. 111 Cabot Corporation | Investor Day 2021

Non‐GAAP Reconciliations Adjusted EBIT, Adjusted EBITDA and Adjusted EBITDA Margin 1 Dollars in Millions/Fiscal Year FY 2021 FY 2015 $ (399) $ 406 Income (loss) from continuing operations before income taxes and equity in earnings of affiliated companies Interest expense 53 49 Certain items 617 34 General unallocated income (expense) 11 ‐ Equity in earnings of affiliated companies 4 3 Adjusted EBIT 286 492 Total Depreciation & Amortization 183 160 (2) 1 ‐ Adjustments to Depreciation Adjusted EBITDA $ 470 $ 652 Net sales and other operating revenues 2,871 3,409 Adjusted EBITDA Margin 16% 19% 1. Amounts have been recast to reflect the retrospective application of the Company’s election to change its inventory valuation method of accounting for its U.S. carbon black inventories from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method. 2. (Adjustments to depreciation includes the addition of the depreciation expense of a contractual joint venture in Purification Solutions and Corporate depreciation less accelerated depreciation expense not allocated to a business. 112 Cabot Corporation | Investor Day 2021

Non‐GAAP Reconciliations Segment EBITDA and Segment EBITDA Margin ($M)/Fiscal Year FY 2015 FY 2021 Reinforcement Materials EBIT $ 143 $ 329 Plus: Depreciation & Amortization 83 70 Reinforcement Materials EBITDA $ 226 $ 399 Reinforcement Materials Sales 1,507 1,781 Reinforcement Materials EBITDA Margin 15% 22% $ 178 $ 211 Performance Chemicals EBIT Plus: Depreciation & Amortization 54 73 Performance Chemicals EBITDA $ 232 $ 284 Performance Chemicals Sales 927 1,148 Performance Chemicals EBITDA Margin 25% 25% 113 Cabot Corporation | Investor Day 2021

Non‐GAAP Reconciliations Total Segment EBIT ($M)/Fiscal Year FY2021 Income (loss) before income taxes and equity in earnings of affiliated companies $ 406 Less: Certain items (34) Less: Other Unallocated items (110) Total Segment EBIT $ 550 114 Cabot Corporation | Investor Day 2021

Non‐GAAP Reconciliations Adjusted Return on Invested Capital (ROIC) 1 ($M)/Fiscal Year FY 2021 FY 2015 Numerator ‐ Adjusted net income (loss): Net income (loss) attributable to Cabot Corporation $ (334) $ 250 Less: Certain items, net of tax benefit (provision) (510) (38) Less: Net income attributable to noncontrolling interests (8) (36) (2) (36) (30) Less: Net Interest income and expense, net of tax Adjusted net income (loss) $ 220 $ 354 (3) Denominator ‐ Adjusted invested capital : Total Cabot Corporation stockholders' equity $ 1,604 $ 845 Plus: Noncontrolling interests 113 136 Plus: Total Debt 1,095 1,136 Plus: Purification Solutions impairment charges, net of tax (193) ‐ Less: Cash and cash equivalents 82 157 (4) (212) (13) Less: Certain items, net of tax Adjusted invested capital $ 2,749 $ 1,973 Adjusted return on invested capital 8% 18% 1. Amounts have not been recast to reflect the retrospective application of the Company’s election to change its inventory valuation method of accounting for its U.S. carbon black inventories from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method. 2. Tax on interest expense and interest income is calculated using the Company's fiscal 2015 and 2021 actual operating tax rates of 26% and 27% respectively. 3. Each component of adjusted invested capital is calculated by averaging the previous five quarter ending balances. 4. Four quarter certain items rolling average 115 Cabot Corporation | Investor Day 2021

Non-GAAP Reconciliations
Operating Tax Rate & Net Debt to Adjusted EBITDA

($M)/Fiscal Year	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Current portion of long-term debt & Short-term borrowings	$ 23	$ 8	$ 263	$ 284	$ 40	$ 21	$ 445
Long-term debt	970	918	661	719	1,024	1,094	717
Total Debt	993	926	924	1,003	1,064	1,115	1,162
Less: Cash	77	200	280	175	169	151	168
Net Debt	916	726	644	828	895	964	994
Adjusted EBITDA	470	489	514	571	541	399	652
Net Debt to Adjusted EBITDA	**1.9**	**1.5**	**1.3**	**1.5**	**1.7**	**2.4**	**1.5**

	FY 2021	
($M)/Fiscal Year	(Provision) / Benefit for Income Taxes	Rate
Effective Tax Rate	**$ (123)**	**30%**
Less: Non-GAAP tax adjustments[(1)]	**(4)**	
Operating tax rate	**$ (119)**	**27%**

1. Non-GAAP tax adjustments are made to arrive at the operating tax provision. It includes the income tax (expense) benefit on certain items, discrete tax items, and, on a quarterly basis the timing of losses in certain jurisdictions. The income tax (expense) benefit on certain items is determined using the applicable rates in the taxing jurisdictions in which the certain items occurred and includes both current and deferred income tax (expense) benefit based on the nature of the certain items. Discrete tax items include, but are not limited to, changes in valuation allowance, uncertain tax positions, and other tax items, such as the tax impact of legislative changes.

Cabot Corporation | Investor Day 2021 116

Non‐GAAP Reconciliations Discretionary Free Cash Flow (DFCF) ($M)/Fiscal Year FY 2021 $ 257 Cash flow from operating activities (222) Less: Changes in net working capital Less: Sustaining and compliance capital expenditures 126 Discretionary Free Cash Flow $ 353 117 Cabot Corporation | Investor Day 2021

Leadership Bios 118 Cabot Corporation | Investor Day 2021

Leadership Bios Sean Keohane President and Chief Executive Officer Sean Keohane is president and chief executive officer of Cabot Corporation and a member of the Board of Directors. Since joining Cabot in 2002. Sean has held numerous key management positions including president of the Reinforcement Materials segment, president of the Performance Chemicals segment and president of the Asia Pacific region. Prior to joining Cabot, Sean worked for Pratt & Whitney, a division of United Technologies, in a variety of general management positions. Sean earned his MBA from Harvard University and a BS in Finance from Providence College. Sean also serves on the Board of Directors of The Chemours Company (NYSE: CC) the American Chemistry Council and is a Trustee of Dexter Southfield School and the Boston Latin School Association. Erica McLaughlin SVP and Chief Financial Officer Erica McLaughlin joined Cabot in 2002 and has held a variety of roles within the finance organization and Cabot’s global businesses, most recently as vice president of business operations for the Reinforcement Materials segment and general manager of the tire business. Since joining the company, she has held a number of senior leadership positions including vice president of investor relations and corporate communications, as well as global director of strategy, planning and finance for Cabot’s core segment. Prior to joining Cabot, Erica worked for KPMG, LLP in their audit services division. She is a Certified Public Accountant and earned an MBA and a BS in accounting from Boston College. Erica also serves on the Board of Directors for Brooks Automation, Inc. and the New York Advisory Board for FM Global. 119 Cabot Corporation | Investor Day 2021

Leadership Bios Martin O’Neill SVP, Safety, Health & Environment and Government Affairs Martin O'Neill joined Cabot in 2000. Since joining Cabot, Martin has held several key positions including director of SH&E for the former Cabot supermetals business, plant general manager for the company's tantalum manufacturing operations in Boyertown, Pennsylvania, USA and general manager of the TANCO mining operation in Manitoba, Canada. Prior to joining Cabot, Martin was director of SH&E for North and South America with AMP Incorporated/Tyco Electronics and worked in consulting for 15 years. Martin earned his MS in Environmental Science from Drexel University and a BA in Ecology from Rutgers College. He is a member of the American Industrial Hygiene Association and serves on the Board of Trustees for Boston Harbor Now. In addition, he is a member of the Advisory Board for HomeStart, Inc. and the Norwell Visiting Nurses Association (NVNA). Bart Kalkstein SVP & President, Reinforcement Materials & Americas Region Bart Kalkstein joined Cabot in 2005. Since joining the company, Bart has held several key management positions within the company, most recently as vice president of corporate strategy and development. He was also vice president of global business operations and general manager of global emission control solutions for the Purification Solutions segment, vice president of business operations and executive director of marketing and business strategy for the Performance Chemicals segment, and general manager of the aerogel business. Prior to joining Cabot, Bart worked for Boston Consulting Group. Bart earned his MBA from Harvard University and a BSE in Civil Engineering and Operations Research at Princeton University. 120 Cabot Corporation | Investor Day 2021

Leadership Bios Jeff Zhu SVP& President, Performance Additives & Asia Pacific Region Jeff Zhu joined Cabot in 2012. Prior to joining the company, he spent 18 years with Rhodia (and its predecessor Rhone‐ Poulenc) where he served in a variety of regional and global business leadership roles, including Asia Pacific regional commercial director, regional vice president and general manager of Novecare, and vice president and global director of electronics and catalysis. He serves as the chairman of the board of the Association of International Chemical Manufacturers (AICM) and he also serves on the Senior International Advisory Board to ShaanXi Province.Jeff's most recent experience before joining Cabot was with Asia Pacific Resources International Holding Limited (APRIL), a multi‐ billion USD privately owned global paper and pulp company, where he served as head of global sales. Jeff earned his M.Sc in Chemistry from National University of Singapore and a distinction MBA from the University of Hull, UK. Aaron Johnson SVP & President, Purification Solutions; President, Formulated Solutions Aaron Johnson joined Cabot in 2005 and has held a variety of leadership positions, most recently as vice president and general manager of Cabot’s specialty carbons business within the Performance Additives segment. He was also vice president and general manager for the EMEA specialty compounds business, vice president for business development in the Asia Pacific (AP) region, and vice president for the AP region for the Purification Solutions segment. Before joining Cabot, Aaron worked for The Boston Consulting Group. He earned his MBA from the Massachusetts Institute of Technology’s Sloan School of Management and a BS in Geology from Bates College. 121 Cabot Corporation | Investor Day 2021